© 2020 Playtika Ltd. All Rights Reserved. May 10th | 2022 FIRST QUARTER 2022 Earnings Presentation

Presentation Title 2 LEGAL DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding our business strategy, plans, market growth and our objectives for future operations, are forward-looking statements. The words “may,” “will,” “should,” “expect,” “would,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements contained in this presentation include, but are not limited to, future revenues, expenses, and capital requirements; the implementation of our business model and strategic plans and initiatives including increased focus on in-house game development; our ability to improve on our user metrics and our ability among others. We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects and these forward-looking statements are not guarantees of future performance or development. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about us. Because forward-looking statements are inherently subject to risks and uncertainties, including our ability to compete in the market; our future relationship with third-party platforms, such as the iOS App Store and the Google Play Store; our ability to successfully launch new games and enhance our existing games that are commercially successful; continued growth in demand for in-app purchases in mobile games; our ability to acquire and integrate new games and content; the ability of our games to generate revenues; capital expenditures and investments in our infrastructure; our use of working capital in general; retaining existing players, attracting new players and increasing the monetization of our player base; our ability to successfully manage our game economies; maintaining a technology infrastructure that can efficiently and reliably handle increased player usage, fast load times and the deployment of new features and products; attracting and retaining qualified employees and key personnel; the impact of geopolitical events, including relating to Ukraine; maintaining, protecting and enhancing our intellectual property; protecting our players’ information and adequately addressing privacy concerns; our ability to expand into new markets and distribution platforms; and successfully acquiring and integrating companies and assets. Because some of these risks and uncertainties cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially, from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by Playtika relating to market size and growth and other data about Playtika’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures of us, including Adjusted EBITDA. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. You should not consider these non-GAAP financial measures in isolation, or as a substitute for analysis of results as reported under GAAP. For information regarding the non-GAAP financial measures used by us, and for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see the Appendix to this presentation. 2

FIRST QUARTER 2022 HIGHLIGHTS

Strong growth in casual contributes to year-over-year revenue growth

Core Organic Growth	• Delivered revenue growth of **6.0%** year-over-year • Daily Payer Conversion increased to **3.2%**, up from **2.8%** in Q1'21 • Solitaire Grand Harvest and June's Journey grew revenues **41.7%** and **30.4%** year-over-year, respectively • Casual games represented **52.5%** of overall revenues, compared to **45.8%** in Q1'21 • Casual games grew revenue **20.7%** year-over-year
DTC Platforms[1]	• Direct-to-Consumer revenue grew to **22.5%** of overall revenues, up from **18.1%** in Q1'21 • Direct-to-Consumer revenue grew **31.5%** year-over-year
Expanding our Reach	• Acquired JustPlay.LOL, expanding into the Action and Battle Royale genres. Their notable title, 1v1.LOL, features a large and engaged audience with 50M+ downloads and a 4.7/5 star rating in the Apple App Store.

Playtika

(1) Proprietary Platforms is now referred to as "Direct-to-Consumer platforms"

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Q1'21 Q1'22 $639 Q1'21 Q1'22 +6.0% -14.5% REVENUE AEBITDA* Note: U.S. dollars in millions AEBITDA: We define Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) legal settlements, (vii) contingent consideration, (viii) acquisition and related expenses, (ix) expense under our long-term compensation plans, (x) M&A-related retention payments, and (xi) certain other items, including impairments. GAAP net income/loss for the 3 months ended 3/31/22 and 3/31/21 were $83.2m and $35.7m, respectively. Adj EBITDA is a non-gaap measure, see reconciliation on slide 12. Year-over-year revenue growth Q1 2022 REVENUE, AEBITDA AND NET INCOME 4 $677 $221 $258 ($) MILLIONS Net Income $36 $83 Q1'21 Q1'22 +133.1%

0.68 0.74 +8.8% ARPDAU* ($) 2.8% 3.2% +35 bps Daily Payer Conversion* (%) 296 323 +9.2% Average Daily Paying Users* (Thousands) LIVEOPS CONTINUE TO DRIVE PLAYER METRICS Q1 2022Q1 2021 Note: Percentages are rounded to the nearest tenth. Average Daily Paying Users: the number of individuals who purchased, with real world currency, virtual currency or items in any of our games on a particular day. Daily Payer Conversion: (i) the total number of DPUs, (ii) divided by the number of DAUs on a particular day. Average Daily Payer Conversion for a particular period is the average of the Daily Payer Conversion rates for each day during that period. ARPDAU: Average Revenue per Daily Active User (i) the total revenue in a given period, (ii) divided by the number of days in that period, (iii) divided by the average DAUs during the period. 5

Q1‘22 CASE STUDIES 2nd Largest Game by Revenue in Portfolio Q1’22 Revenue +30.4% Y/Y Sweep the Board event and LiveOps optimization driving increases in ARPDAU Memoirs / Collectibles album continues to drive revenue growth 6 Q1’22 Revenue +8.2% Y/Y New players content packages to celebrate the studio’s 10th year anniversary Successful new features including “Pet Corgi” and “Double Disher” enhancing engagement trends Successful offline campaign driving new installs and revenue Q1’22 Revenue +41.7% Y/Y Continued success of MyFarm feature Release of new collections and ‘My Trail’ premium pass driving ARPDAU increases Successful U.S marketing campaign driving new installs and revenue

REVENUE MIX SHIFT TO CASUAL INCREASING Casual Themed 45.8% Casino Themed 54.2% Q1 2021 Q1 2022 Casual Themed 52.5% Casino Themed 47.5% Casual Themed games includes: Bingo Blitz, Solitaire Grand Harvest, June’s Journey, Best Fiends, Board Kings, Pirate Kings, Pearls Peril, Best Fiends Stars, Redecor and Other. Casino Themed games includes: Slotomania, House of Fun, Caesars Slots, World Series of Poker, and Other. 7

DIRECT TO CONSUMER PLATFORM GROWTH CONTINUES 8 Direct-to-Consumer revenue grew 31.5% year-over-year Note: U.S. dollars in millions. 1) Includes iOS, Android, Facebook, Amazon, Windows and other third-party platforms Q1 2022 Gross Revenue by Platforms 3rd Party Platforms (1) Direct-to- Consumer Platforms 22.5% 77.5% Direct-to-Consumer revenue grew to 22.5% of overall revenues compared to 18.1% in Q1’21 +31.5%

REVENUE BY GEOGRAPHY USA EMEA APAC OTHER Q1 2021 Q1 2022 9 71% 70% 14% 15% 8% 8% 7% 7%

FY2022 Adjusted EBITDA guidance of $940m GUIDANCE1 Revenue guidance of $2.73 billion $2.73 billion $940 million 10

© 2020 Playtika Ltd. All Rights Reserved. APPENDIX 11

RECONCILIATION 1) Amount for the three months ended March 31, 2022, consists of $8.8 million incurred by the Company for severance and $3.0 million incurred by the Company for relocation and support provided to employees due to the war in Ukraine. Adjusted EBITDA is a non-GAAP financial measures and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, in each case as determined in accordance with GAAP. Below is a reconciliation of Adjusted EBITDA to net income, the closest GAAP financial measure. We define Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) legal settlements, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items, including impairments. We supplementally present Adjusted EBITDA because it is a key operating measure used by our management to assess our financial performance. Adjusted EBITDA adjusts for items that we believe do not reflect the ongoing operating performance of our business, such as certain noncash items, unusual or infrequent items or items that change from period to period without any material relevance to our operating performance. Management believes Adjusted EBITDA is useful to investors and analysts in highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. Management uses Adjusted EBITDA to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against other peer companies using similar measures. We evaluate Adjusted EBITDA in conjunction with our results according to GAAP because we believe it provides investors and analysts a more complete understanding of factors and trends affecting our business than GAAP measures alone. Adjusted EBITDA should not be considered as an alternative to net income (loss) as a measure of financial performance, or any other performance measure derived in accordance with GAAP 12 2022 2021 (in millions) Net income $ 83.2 $ 35.7 Provision for income taxes 9.7 18.9 Interest expense and other, net 27.5 75.7 Depreciation and amortization 39.5 33.2 EBITDA 159.9 163.5 Stock-based compensation 39.8 24.3 Contingent Consideration (23.0) - Long-term cash compensation 24.9 29.8 Acquisition and related expenses 9.0 35.7 M&A related retention payments (1.9) 3.1 Other one-time items1 11.8 1.6 Adjusted EBITDA $ 220.5 $ 258.0 Three months ended March 31, Unaudited